UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

Fauquier Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-25805	54-1288193
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

10 Courthouse Square, Warrenton, Virginia 20186

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (540) 347-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $3.13 per share	FBSS	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On October 1, 2020, Fauquier Bankshares, Inc. (“Fauquier”) released a presentation to investors about the Merger (as defined below). The presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information (including Exhibit 99.1) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01	Other Events.

On October 1, 2020, Fauquier and Virginia National Bankshares Corporation (“Virginia National”) issued a joint press release announcing that Fauquier and Virginia National have entered into an Agreement and Plan of Reorganization pursuant to which Fauquier will merge with and into Virginia National (the “Merger”). The joint press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Important Information and Where to Find It:

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Merger. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the proposed Merger, Virginia National will file a registration statement on Form S-4 and other documents regarding the proposed Merger with the Securities and Exchange Commission (“SEC”) to register the shares of Virginia National’s common stock to be issued to the shareholders of Fauquier in the proposed Merger. The registration statement will include a joint proxy statement/prospectus, which will be sent to the shareholders of Virginia National and Fauquier in advance of each company’s respective shareholder meeting that will be held to consider the proposed Merger. Each of Fauquier and Virginia National may file with the SEC other relevant documents concerning the proposed Merger. Before making any voting or investment decision, investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed Merger because they contain important information about Fauquier, Virginia National and the proposed Merger. Shareholders are also urged to carefully review Fauquier’s public filings with the SEC, including, but not limited to, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Fauquier and Virginia National through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, from Fauquier at www.tfb.bank under the tab “About TFB – Investor Relations” or by directing a request to Fauquier Bankshares, Inc., 10 Courthouse Square, Warrenton, VA 20186, or by telephone at (540) 347-6751, or from Virginia National at www.vnb.com under the tab “Investor – Investor Relations” or by directing a request to Virginia National Bankshares Corporation, 404 People Place, Charlottesville, Virginia 22911, or by telephone at (434) 817-8587. The information on the Company’s website is not, and shall not be deemed to be, a part of this report or incorporated into other filings the Company makes with the SEC.

Fauquier, Virginia National and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Fauquier and Virginia National, respectively, in connection with the proposed Merger. Information about the directors and executive officers of Virginia National and their ownership of Virginia National’s common stock is set forth in Virginia National’s proxy statement in connection with its 2020 annual meeting of shareholders, as previously filed with the SEC on April 29, 2020. Information about the directors and executive officers of Fauquier and their ownership of Fauquier’s common stock is set forth in Fauquier’s proxy statement in connection with its 2020 annual meeting of shareholders, as previously filed with the SEC on April 17, 2020. Additional information regarding the interests of these participants and other persons who may be deemed participants in the solicitation of proxies may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. Free copies of these documents may be obtained as described above.

Cautionary Note Regarding Forward-Looking Statements:

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, statements about (i) the benefits of the proposed Merger, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the proposed Merger; (ii) Virginia National’s and Fauquier’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “may”, “assumes”, “approximately”, “will”, “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective management of Virginia National and Fauquier and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Virginia National and Fauquier. In addition, these forward-looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, although Virginia National and Fauquier believe that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, actual results may differ materially from any projected future results performance or achievements expressed or implied by such forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in or implied by the forward-looking statements: (1) the businesses of Virginia National and Fauquier may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the proposed Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the proposed Merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the regulatory approvals required for the proposed Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of Virginia National or Fauquier may fail to approve the proposed Merger; (6) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which the Virginia National and Fauquier are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Virginia National’s and Fauquier’s markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; (11) the ongoing COVID-19 pandemic is adversely affecting the Virginia National, Fauquier, and their respective customers, employees and third-party service providers; the adverse impacts of the pandemic on their respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (12) other factors that may affect future results of Virginia National and Fauquier, including: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements are discussed in the Virginia National’s and Fauquier’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s website at http://www.sec.gov.

Readers are cautioned not to rely too heavily on the forward-looking statements contained in this Form 8-K. Forward-looking statements speak only as of the date they are made and neither Virginia National nor Fauquier undertakes an obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Investor Presentation dated October 1, 2020

99.2	Joint Press Release dated October 1, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.
(Registrant)

By:	/s/ Christine E. Headly
Name:	Christine E. Headly
Title:	Executive Vice President and Chief Financial Officer

Dated: October 1, 2020